                                                                      EXHIBIT 24


                       MERCANTILE BANKSHARES CORPORATION
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors of MERCANTILE BANKSHARES CORPORATION, a Maryland Corporation, hereby constitute and appoint H. FURLONG BALDWIN and ALAN D. YARBRO, or either of them acting alone, the true and lawful agents and attorneys in fact of the undersigned in each case with full power and authority in either of said agents and attorneys in fact, to sign for the undersigned and in their respective names as Directors of the Corporation the Registration Statement of the Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the offer and sale of shares of Common Stock of the Corporation to stockholders of Union National Bancorp, Inc., and any amendment or amendments to such Registration Statement, hereby ratifying and confirming all acts taken by such agents and attorneys in fact, or either of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.

Dated:    April 21, 2000


Signature                                     Title           Signature                                     Title
---------                                     -----           ---------                                     -----

/s/ William J. McCarthy                     Director          /s/ Darrell D. Friedman                     Director
------------------------------------                       ---------------------------------------
William J. McCarthy                                           Darrell D. Friedman

/s/ Thomas M. Bancroft, Jr.                 Director          /s/ Freeman A. Hrabowski, III               Director
------------------------------------                       ---------------------------------------
Thomas M. Bancroft, Jr.                                       Freeman A. Hrabowski, III

/s/ Robert A. Kinsley                       Director          /s/ Christian H. Poindexter                 Director
------------------------------------                       ---------------------------------------
Robert A. Kinsely                                             Christian H. Poindexter

/s/ Mary Junck                              Director          /s/ George L. Bunting, Jr.                  Director
------------------------------------                       ---------------------------------------
Mary Junck                                                    George L. Bunting, Jr.

/s/ Donald J. Shepard                       Director                                                      Director
------------------------------------                       ---------------------------------------
Donald J. Shepard

/s/ William R. Brody                        Director                                                      Director
------------------------------------                       ---------------------------------------
William R. Brody

/s/ Morton B. Plant                         Director                                                      Director
------------------------------------                       ---------------------------------------
Morton B. Plant